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                                                                   EXHIBIT 10.32

                             STOCKHOLDERS' AGREEMENT
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         STOCKHOLDERS' AGREEMENT, dated as of June 30, 1994 among Kroll
Holdings, Inc., a Delaware corporation (the "Company") and Jules B. Kroll, an individual stockholder (the "Individual Stockholder"), and the management stockholder listed on the signature pages hereof (the "Management Stockholder", collectively with the Individual Stockholder, the "Stockholders"):

                               W I T N E S S E T H

         WHEREAS, the parties hereto want to set forth certain matters regarding the stock granted by the Company to the Management Stockholder on the date hereof;

         WHEREAS, the Stockholders and the Company believe that they can best ensure the continued success of the Company by entering into this Agreement with respect to the shares of common stock (the "Common Stock") of the Company;

         NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto agree as follows:

         1. DEFINITIONS. As used in this Agreement, the following capitalized terms shall have the following meanings:

         AFFILIATE: with respect to any Person, a spouse of such Person, any relative (by blood, adoption or marriage) of such Person, any director, officer or employee of such Person, any trust formed by such Person, any other Person of which such Person is a director, officer or employee, and any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such Person.

         APPRAISER: FIRST Price Waterhouse & Company ("PW") so long as PW is not disqualified ("Disqualified") because it (X) is not available or (Y) has at that time a significant business relationship with any of the parties to this Agreement, SECOND, if PW is Disqualified, Deloitte & Touche ("DT") so long as DT is not Disqualified, THIRD, if DT is Disqualified, Coopers & Lybrand ("CL") so long as CL is not Disqualified, and FOURTH, if CL is Disqualified, another "Big 6" or comparable accounting firm mutually agreed upon by the parties hereto.

         CAUSE: (A) the commission in the course of his employment of any dishonest of fraudulent act, (B) the commission of a felony, (C) willful refusal to carry out reasonable instructions of the Chairman which has a material adverse affect upon the Company, and (D) the willful disclosure of any trade secrets or confidential information of the Company to persons not authorized to know same.


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         CHAIRMAN: Jules B. Kroll or a successor chairman of Kroll Associates.

         COMMISSION:  the U.S. Securities and Exchange Commission.

         COMMON STOCK: as defined in the second recital hereof.

         COMPANY: as defined in the introductory paragraph hereof.

         COMPANY NOTICE: as defined in section 9.

         DISABILITY: as defined in Kroll Associates' long-term disability plan.

         FAIR VALUE: as defined in section 8.

         INDIVIDUAL STOCKHOLDER: as defined in the introductory paragraph hereof.

         KROLL ASSOCIATES: Kroll Associates, Inc.

         MANAGEMENT STOCKHOLDER: as defined in the introductory paragraph hereof.

         PERMITTED TRANSFEREE: if any Stockholder Transfers shares of Common Stock and such Transfer is in accordance with the terms of this Agreement, PROVIDED that the Transferee becomes a party to this Agreement as provided in section 2, PROVIDED FURTHER that any such Transfer shall be subject to the terms of that certain Note Purchase Agreement, dated as of December 15, 1989, among Kroll Associates and certain of its Affiliates and Teachers insurance and Annuity Association of America, as amended.

         PERMITTED DISPOSITION: as defined in section 3.

         PERSON: an individual, a partnership, a joint venture, a corporation, a trust, an unincorporated organization or a government or any department or agency thereof.

         PUBLIC OFFERING: an offer for sale of shares of Common Stock pursuant to an effective registration statement filed by the Company which issued such shares on Form S-1 or a successor form thereto pursuant to the Securities Act.

         PUT DATE: as defined in section 8.

         PUT NOTICE : as defined in section 8;

         SECURITIES ACT: the Securities Act of 1933, as amended.

         SELLING STOCKHOLDER: as defined in the introductory paragraph hereof.

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         STOCKHOLDER NOTICE: as defined in Section 9.

         TRANSFER: any transfer, sale, assignment, gift, testamentary transfer, pledge, hypothecation or other disposition of any interest. "TRANSFEREE" and "TRANSFEROR" shall have correlative meanings.

         TRUSTEE: ____________________________ and such other trustees consented to by the Individual Stockholder, such consent not to be unreasonably withheld.

         VESTING DATE: as defined in section 7.

         VESTING SHARES: as defined in Section 8.

         2. LIMITATIONS ON TRANSFER. The Management Stockholder shall not Transfer any shares of Common Stock except as provided in this Agreement. It shall be a condition precedent to any Transfer of shares of Common Stock by the Management Stockholder (but excluding Transfers referred to in section 6 (public offerings) hereof) that the Transferee (if not already a party to this Agreement), shall agree prior to the Transfer in writing with the Company and the other parties hereto to be bound by the terms of this Agreement as if it had been an original signatory hereto.

         3. PERMITTED DISPOSITION. The Management Stockholder shall be entitled to Transfer shares of Common Stock, at any time and from time to time, (A) if such Transfer is a testamentary transfer effected by operation of law or by will, (B) to a trust for the benefit of the Management Stockholder or the Management Stockholder's spouse, issue or siblings, (C) with the consent in writing of all of the Stockholders, (D) pursuant to and in accordance with sections 6 (Public offering), 8 (puts), 9 (right of first refusal), 10 (tag-alongs) and 11 (drag alongs).

         4. EFFECT OF VOID TRANSFERS. In the event of any purported Transfer of any shares of Common Stock in violation of the provisions of this Agreement, such purported Transfer shall, to the extent permitted by applicable law, be void and of no effect, and, until such time as a Transfer in compliance with this Agreement shall have occurred, (I) no dividend of any kind whatsoever nor any distribution pursuant to liquidation or otherwise shall be paid to the purported Transferee in respect of such shares, (II) the voting rights of such shares, if any, on any matter whatsoever shall remain vested in the Transferor,
(III) the Transferor shall continue to be bound with respect to its obligations hereunder as the holder of such shares and (IV) no such purported Transfer in violation of this Agreement shall be registered by the Company which issued such shares on its books of registry.

         5. SECURITIES ACT: LEGENDS ON STOCK. (A) Each stock certificate representing shares of Common Stock (prior to a Public Offering pursuant to section 6) shall bear a legend in substantially the following form:

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         "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or under any state securities or blue sky laws and may not be transferred in the absence of such registration or any exception therefrom under such Act or under such state securities or blue sky laws.

         The shares represented by this certificate may not be sold, assigned, transferred, exchanged, mortgaged, pledged or otherwise disposed of or encumbered except in compliance with the provisions of that certain Stockholders' Agreement, dated as of July , 1994, as it may be amended, among Kroll Holdings, Inc., Jules B. Kroll, and the other stockholders listed on the signature pages thereof. A copy of such Stockholders' Agreement, and any amendments thereto, is on file and available for inspection at the principal offices of Kroll Holdings, Inc.

         (B) Prior to any Transfer of shares of Common Stock by the Management Stockholder, the Management stockholder will give written notice to the Company of his intention to effect such Transfer. The following provisions shall then apply:

                  (X) If in the opinion of the Company's counsel the proposed Transfer may be effected without registration of such shares under the Securities Act, the Company shall, as promptly as practicable, so notify the Management Stockholder and he shall thereupon be entitled, subject to the other provisions of this Agreement, to Transfer such shares in accordance with the terms of the notice delivered by him to the Company.

                  (Y) If such counsel is unable to conclude that the proposed Transfer may be effected without registration of such shares under the Securities Act, the Company will, as promptly as practicable, so notify the Management Stockholder and thereafter he shall not be entitled to Transfer such shares until either such shares have been effectively registered under the Securities Act or the provisions of this subdivision (B) of this section 5 have otherwise been complied with.

         6. PUBLIC OFFERING, ETC. The Management Stockholder shall be entitled, without the consent of any other Stockholder, to Transfer any or all of his shares of Common Stock, at any time and from time to time, in a Public Offering. The Company has not made any commitment to effect a Public Offering of its shares or otherwise register such shares for resale.

         7. VESTING AND FORFEITURE. Upon the fourth anniversary of the date hereof (the "Vesting Date"), the shares of Common Stock received by the Management Stockholder on the date hereof will vest if such Management Stockholder shall have continued to be employed by the Company through such date or if his employment ceases prior to such date due to his (1) death, (2) Disability or (3) termination by the Company other than for Cause. A Management Stockholder shall forfeit the shares of Common Stock received on the date hereof and all rights with respect thereto, as of the last date of his employment, if he ceases to be employed by the

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Company prior to the Vesting Date other than a cessation of employment due to his (1) death, (2) Disability or (3) termination by the Company other than for Cause.

         8. MANAGEMENT STOCKHOLDER'S RIGHT TO PUT SHARES TO THE COMPANY. 8.1 Following the Vesting Date, the Management Stockholder and all of his Permitted Transferees collectively shall have the right on three different dates (each a "Put Date") to sell shares of Common Stock which have vested ("Vested Shares") pursuant to section 7, and the Company shall have the obligation to purchase the number of Vested Shares specified in accordance with section 8.3.

         8.2 PUT NOTICE. The right of the Management Stockholder and all of his Permitted Transferees collectively to sell Vested shares to the Company shall be exercised on three dates only by the delivery of written notices (each a "Put Notice") to the Company, specifying the Put Date, which date shall be not less than 60 and no more than 90 days after the date of such notice, on which the Company shall be required to close for cash, payable by wire transfer or other immediately available funds, the purchase of such Vested Shares, and specifying the number of Vested Shares the Company shall be required to purchase pursuant to section 8.3. A Management Stockholder and all of his Permitted Transferees collectively may only deliver one Put Notice within any 12-month period.

         8.3 NUMBER AND PRICE OF SHARES. The Company shall be obligated to purchase no more than one-third of the total number of Vested Shares held by the Management Stockholder and all of his Permitted Transferees collectively pursuant to each Put Notice. The price payable to such holder(s) for such shares put to the Company shall be the Fair Value ("Fair Value") of such shares on the Put Date. The Fair Value of such shares shall be determined by the Appraiser. Such appraisal shall be paid for by the Company. The Appraiser shall determine the Fair Value of such shares as the product obtained by multiplying the fair value of the Company (determined in accordance with the considerations listed below) times the percentage obtained by dividing the number of shares of Common Stock specified in the Put Notice divided by the total number of shares of Common Stock issued and outstanding at the time. The fair value of the Company shall be the price at which the company collectively would change hands between a willing buyer and a willing seller when the former is not under any compulsion to buy and the latter is not under any compulsion to sell, both parties having reasonable knowledge of relevant facts. In determining the fair value of the Company, the Appraiser will consider the financial condition and operating results and prospects of the Company, including: balance sheets, historical and at the valuation date, assets, liabilities, and book value, historical operating results, particularly profits generated and factors affecting profits, dividends paid historically and dividend-paying capacity, budgets, plans, and projections of future performance, and prospects at the valuation date.

         9. MANAGEMENT STOCKHOLDER RIGHT TO TRANSFER AND COMPANY RIGHT OF FIRST REFUSAL. Following the fifth anniversary of the date hereof, the Management Stockholder and all of his Permitted Transferees collectively shall have the right (subject to the other terms of this Agreement) to Transfer Vested Shares in accordance with the terms of this section 9. In

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the event that such holder(s) obtains from an independent purchaser a good faith
BONA FIDE offer to purchase Vested Shares, he shall promptly notify the Company in writing of the name and address of such independent purchaser and inform the Company of the status of such negotiations. When and if such holder, a ("Selling Stockholder"), decides to Transfer any Vested Shares, such Selling Stockholder shall promptly deliver to the Company a copy of such good faith BONA FIDE offer and a written notice that, unless the Company exercises its rights granted in this section 9, such Selling Stockholder will Transfer his Vested Shares in accordance therewith (the "Stockholder will Transfer his Vested Shares in accordance therewith (the "Stockholder Notice"). At any time during the ten business days following receipt of the Stockholder Notice, the Company may give such Selling Stockholder notice of exercise of its right to purchase all, but not less than all, of the shares of Common Stock which the Selling Stockholder has given notice of his intention to Transfer, on the same terms and conditions specified in the Stockholder Notice (the "Company Notice"). Upon receipt of the Company Notice, the Selling Stockholder shall sell the shares described in the Stockholder Notice to the Company at a price equal to the Fair Value of such shares. If the Selling Stockholder shall not receive the Company Notice as provided in the foregoing sentence, he shall have the right to Transfer all, but not less than all, of the shares offered for Transfer in the Stockholder Notice to the independent purchaser specified in the Stockholder Notice, for the consideration and in accordance with the terms and conditions set out in such Stockholder Notice and in compliance with the terms of the Agreement, PROVIDED that such Selling Stockholder shall not Transfer any such shares to (I) any Person, or Affiliate of such Person, which competes, or is expected to compete, with the Company or any of its Affiliates, (II) any Person, or Affiliate of such Person, who the Company determines (in its sole discretion) might cause harm to the Company by virtue of becoming a stockholder of the Company (III) any bank or other financial institution for the purpose of pledging or granting a security interest in such shares in order to secure indebtedness of such Selling Stockholder, (IV) any other stockholder of the Company without the written consent of the Individual Stockholder, or (V) any Person, or Affiliate of such Person, which has a material adverse interest to, or is involved in a pending or threatened litigation or legal proceeding with, the Company, the Individual Stockholder or any of their Affiliates.

         10. MANAGEMENT STOCKHOLDER'S TAG-ALONG RIGHTS. In the event of a Public Offering or a sale of substantially all of the stock or assets of the Company, the Management Stockholder and all of his Permitted Transferees collectively shall have the right, but not the obligation, to participate in such transaction on the same terms and conditions that are applicable to the Individual Stockholder and all of his Permitted Transferees, up to that number of shares of Common Stock owned by the Management Stockholder and all of his Permitted Transferees obtained by multiplying the total number of shares of Common Stock of the Management Stockholder and all of his Permitted Transferees by a fraction, the numerator of which is the total number of shares of Common Stock to be sold by the Individual Stockholder and all of his Permitted Transferees and the denominator of which is the total number of shares of Common Stock owned by the Individual Stockholder and all of his Permitted Transferees plus the total number of shares of Common Stock owned by any other shareholder of the Company entitled to participate in such sale. The Management Stockholder shall give the Company and all of his Permitted Transferees written notice of how many shares of Common Stock he and all of his


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Permitted Transferees desire to sell within then (10) days of receiving notice of the proposed transaction.

         11. INDIVIDUAL STOCKHOLDER'S DRAG-ALONG RIGHT. In the event that the Individual Stockholder or any of his Permitted Transferees agrees to sell substantially all of his shares of Common Stock, the Individual Stockholder shall have the right, but not the obligation, to require the Management Stockholder and all of his Permitted Transferees, and the Management Stockholder and all of his Permitted Transferees shall have the obligation to sell, under the same terms and conditions that are applicable to the sale by the Individual Stockholder and at the same time as such sale, up to that total number of shares of Common Stock owned by the Management Stockholder and all of his Permitted Transferees obtained by multiplying (A) the total number of shares of Common Stock that are proposed to be sold (before giving effect to this provision) by the Individual Stockholder and all of his Permitted Transferees, by (B) a fraction, the numerator of which is the total number of shares of Common Stock owned by the Management Stockholder and all of his Permitted Transferees and the denominator of which is the total number of shares of Common Stock owned by the Individual Stockholder and all of his Permitted Transferees.

         12. CERTAIN VOTING AGREEMENTS. 12.1 OBLIGATION TO BE COUNTED FOR A QUORUM. The Management Stockholder agrees to be present in person or represented by proxy at all meetings of the stockholders of the Company, so that all shares owned by the Management Stockholder or his Permitted Transferees may be counted for the purposes of determining the presence of a quorum at such meetings.

         12.2 VOTING BY STOCKHOLDERS. (A) The Management Stockholder agrees to vote any shares of Common Stock owned by him, and to cause all of his Permitted Transferees to vote any shares of Common Stock owned by such Permitted Transferees, whether by note, ballot, proxy or written consent, in any vote of the stockholders of the Company in the same manner as the Individual Stockholder, or upon the death of the Individual Stockholder, in the same manner as the holders of a majority of the shares held by the Permitted Transferees of the Individual Stockholder.

         13. MISCELLANEOUS. (A) OTHER STOCKHOLDERS AGREEMENTS. The Management Stockholder or his respective Permitted Transferees shall not enter into any stockholder agreement or arrangement of any kind with any person with respect to the shares of Common Stock received on the date hereof inconsistent with the provisions of this Agreement (whether or not such agreement or arrangement is with other stockholders that are not parties to this Agreement).

         (B) AMENDMENTS. This Agreement may be amended only by a written instrument signed by all of the parties hereto.

         (C) SUCCESSORS ASSIGNS AND TRANSFEREES. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and each of their respective successor, assigns

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and Transferees, PROVIDED that the Management Stockholder may not assign to any
Person any of its rights hereunder other than in connection with a Transfer to such Person of shares in accordance with the provisions hereof.

         (D) DELAYS OR OMISSIONS. No delay or omission to exercise any right, power or remedy accruing to any party hereto upon any breach or default of any party under this Agreement, shall impair any such right, power or remedy of such party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach of default abe deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consenter approval of any kind of character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, shall be in writing and shall be effective only to the extent specifically set forth in such writing.

         (E) INTEGRATION. This Agreement and the documents referred to herein or delivered pursuant hereto which form a part hereof contain the entire understanding of the parties with respect to its subject matter. There are no restrictions, agreements, promises, representations, warranties, covenants or undertakings with a respect to the subject matter hereof other than those expressly set forth herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to its subject matter.

         (F) NOTICES. All notices and other communications provided for hereunder shall be in writing and shall be sent by first-class mail, overnight courier, telex, telecopier or hand delivery:

                  (I)      if to the Company, to:

                           Kroll Holdings, Inc.
                           900 Third Avenue
                           New York, NY 10022
                           Attention:   Jules B. Kroll
                                        Chairman

                  (II)     if to the Individual Stockholder, to:

                           Kroll Associates, Inc.
                           900 Third Avenue
                           New York, New York 10022
                           Attention:   Jules B. Kroll
                                        Chairman

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                  (III) if to the Management Stockholder, to:

                             Kroll Associates, Inc.
                             900 Third Avenue
                             New York, New York 10022
                             Attention: Brian Jenkins

or, in each case, to such other addresses shall have been furnished to each other party hereto in accordance with the provisions of this section 12. All such notices and communications shall be deemed to have been given or made (I) when delivered, if by hand or by overnight courier on the first business day thereafter if such date of delivery is not a business day, (II) on the fifth business day after being deposited in the mail, postage prepaid, if sent by mail, (III) if sent by telex, when telex answer back is received or (IV) if telecopied, when telecopy receipt is acknowledged.

         (G) DESCRIPTIVE HEADINGS. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning of the terms contained herein.

         (H) SEVERABILITY. In the event that any one or more of the provisions, subdivisions, words, clauses, phrases or sentences contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provisions, subdivision, word, clause, phrase or sentence in every other respect and of the remaining provisions, subdivisions, words, clauses, phrases or sentences hereof shall not be in any way impaired, it being intended that all rights, powers and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

         (I) COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

         (J) GOVERNING LAW. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, including the rules governing conflict of laws.

         (K) INJUNCTIVE RELIEF. The Stockholders acknowledge and agree that a violation of any of the terms of this Agreement will cause the Stockholders irreparable injury for which adequate remedy at law is not available. Therefore, the Stockholders agree that each Stockholder shall be entitled to an injunction, restraining order or other equitable relief from any court of competent jurisdiction, restraining any Stockholder from committing any violations of the provisions of this Agreement.


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         IN WITNESS WHEREOF, each of the undesigned has executed this Agreement or cause this Agreement to be executed on its behalf as of the date first written above.

                                               KROLL HOLDINGS, INC.

                                               By: /s/ Jules Kroll
                                                  -------------------------
                                                  Title:

                                               INDIVIDUAL STOCKHOLDER:

                                               By: /s/ Jules Kroll
                                                  -------------------------
                                                  Jules B. Kroll

                                               MANAGEMENT STOCKHOLDER:

                                               By: /s/ Brian M. Jenkins
                                                  -------------------------
                                                  Brian M. Jenkins



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